Evergreen Special Equity Fund: Semiannual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the semiannual report for Evergreen Special Equity Fund, which covers the six-month period ended March 31, 2003.

Market analysis

The past six months have been another wild ride for equity investors. Twice the major market indexes have hit five-year lows, alternately pressured by the inconsistent recovery and fear of war with Iraq. Investors found value in equities upon reaching these lows, and each time the markets came roaring back. The period began after another troubling summer and investors headed into the fourth quarter with little optimism amid rising volatility. Economic data was mixed and questions of corporate credibility remained fresh in investors' minds. Fears of terror were heightened by the sniper shootings, and the U.S. pressured the United Nations to take action on Iraq. As a result, stocks faced a huge challenge in early October. The major equity market indexes exceeded their five-year lows achieved in July. History suggested that it was crunch time for the stock market, since "double-bottoms" typically result with extremes on the upside or the downside. Flat performance has proven to be a rare phenomenon after such events and few investors appeared willing to stomach further losses.

Fortunately, equities rallied handsomely after this critical juncture. Daily trading volume improved and even on down days, the market experienced higher lows. The improvements in stocks weren't just technical, though, as fundamentals also showed positive signals. Valuations had become very attractive relative to Treasury yields and corporate earnings prospects. After an eight-week sprint with gains in the 20% range, however, equities slowed down in mid-November with weakening economic data. Manufacturing had registered three consecutive monthly declines and the unemployment rate began to climb. Confidence also waned as

LETTER TO SHAREHOLDERS continued

international tensions increased. The Federal Reserve Board then surprised Wall Street and Main Street with a larger-than-expected rate cut at its November meeting. The target for the federal funds rate now stood at 1.25%, and short-term interest rates were now 80% lower than where they stood at the beginning of the recession in January 2001. This wasn't enough to encourage equity investors, though, and the major market indexes finished 2002 with their third consecutive annual decline.

After three down years in equities and unusually strong performance in the Treasury markets, investors positioned themselves for improving economic fundamentals and equities rose more than 5% in the first two weeks of trading in 2003. Unfortunately, the quick gains in equities were soon eliminated, as the uncertain geopolitical environment trounced investor confidence. The U.S. and Great Britain failed to achieve U.N. backing for war in Iraq, and as the diplomatic efforts unraveled, investors became increasingly uneasy. Once again, stocks attempted to revisit the lows achieved last year. But while the threat of war kept many investors away, it turns out that the uncertainty of war played a bigger role. Ironically, as war approached and immediately after the conflict's inception, investors poured money back into the equity market. Equities surged and many bonds, particularly Treasuries, sold off as investors removed monies from these safe havens. The prices of gold and oil also fell, while the dollar gained.

Part of the reason for investor optimism was the perception that a quick victory in the war against Iraq would result in an administration more focused on the domestic economy and the proposed changes to fiscal policy. While these are likely outcomes of a coalition victory, investors must keep in mind that other challenging issues lurk beyond Iraq. North Korea and Iran will still be on the President's watch list, and terrorist groups throughout the globe will likely have more fuel for their fires of hatred. Deep diplomatic wounds must be patched before a seamless transition emerges in the global marketplace.

Despite these challenges, many fundamentals continue to suggest a moderate recovery for the economy and the financial markets. We expect gross domestic product growth in the range of 2.5% in 2003, supported by low inflation and interest rates, solid productivity, and an improving fiscal climate.

LETTER TO SHAREHOLDERS continued

Strength in services industries should continue to provide an offset to the weakness in manufacturing. Business spending on equipment and software has increased over the past three quarters, and the recent expansion of orders for durable goods and low inventory levels suggest that some of the excess capacity in the system may soon be put to better use. While some businesses remain burdened by debt, we believe that many more have improved their operating leverage through drastic cost reductions over the past two years. This should enable margins to expand on simply mild increases in revenue. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Timothy M. Stevenson, CFA, CMT
Special Equity Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 3/15/1994

	Class A	Class B	Class C	Class I	Class IS
Class inception date	8/30/1999	8/30/1999	8/30/1999	3/15/1994	3/15/1994

6-month return with sales charge	-2.12%	-1.49%	1.42%	N/A	N/A

6-month return w/o sales charge	3.83%	3.51%	3.38%	4.01%	3.82%

Average annual return*

1 year with sales charge	-33.39%	-33.24%	-31.21%	N/A	N/A

1 year w/o sales charge	-29.32%	-29.72%	-29.82%	-29.07%	-29.26%

5 year	-2.17%	-1.77%	-1.72%	-0.73%	-0.96%

Since portfolio inception	7.15%	7.55%	7.42%	8.09%	7.88%

Maximum sales charge	5.75	5.00%	1.00%	N/A	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B and C prior to their inception is based on (1) Class IS from 7/27/1998 to their inception, (2) the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund from 2/21/1995 through 7/26/1998, and (3) the original class of shares of the fund's predecessor fund from 3/15/1994 to 2/20/1995. The performance has not been adjusted to reflect the differences in each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower. Historical performance shown for Class I prior to 7/27/1998 is based on the performance of the Class Y shares of the fund's predecessor fund, CoreFund Special Equity Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A shares of the fund's predecessor fund, CoreFund Special Equity Fund, and reflects the same 0.25% 12b-1 fee applicable to Class IS. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Special Equity Fund Class A shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates) through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

What was the investing environment during the six months?

The fund's Class A shares had a total return of 3.83% for the six-month period ended March 31, 2003. During the same period, the Russell 2000 Growth Index returned 3.34%, while the median return among funds in the Lipper Small-Cap Growth Funds Classification was 0.35%. Lipper is an independent monitor of mutual fund performance. Fund returns are before the deduction of any applicable sales charges.

The period began with a noticeable rebound in the markets during October and November of 2002, due in part to the Federal Reserve's decision to lower the Federal Funds rate by 50 basis points. In December, equities retreated once again on weak economic news and heightened concerns over war with Iraq. At the beginning of January, the market rallied but then fell back into negative territory as fears of war with Iraq took center stage. Following relatively neutral performance in February, we concluded the quarter with a very strong showing in March as some uncertainty about the Iraqi situation was eliminated by our nation's conclusive decisions to act without further United Nations approval. The market rallied sharply after initial reports of our military successes and our portfolio responded favorably.

PORTFOLIO CHARACTERISTICS

(as of 3/31/2003)

Total Net Assets	$260,794,316

Number of Holdings	146

Beta	1.15

R-squared	0.68

P/E Ratio	15.1x

What factors contributed to the portfolio's performance?

During the fourth quarter of 2002, our underlying bias for small cap growth companies exhibiting a reasonable tradeoff between growth and valuation produced some negative results in our security selection. In addition, our relative underexposure to companies with negative cash flow detracted from performance during the fourth quarter, as investors rewarded companies with negative cash flow, i.e., lower quality, in that period.

In the first quarter of 2003, our explicit preference for stocks that exhibit strong price momentum was the most significant positive contributor to our relative return. Our analysis indicates that over half of our positive excess return was generated by our price momentum bias. Other significant positive contributors included our exposure to less volatile stocks, our preference for stocks that exhibit greater trading liquidity and asset selection. Significant factors that detracted from the fund's performance included our economic sector allocation (largely due to our overweighting in the information technology sector and underweight in the healthcare sector) and our lack of exposure to high dividend yield stocks.

PORTFOLIO MANAGER INTERVIEW continued

What factors affected the fund's performance?

TOP 5 SECTORS

(as a percentage of 3/31/2003 net assets)

Information Technology	29.5%

Industrials	19.3%

Health Care	16.9%

Consumer Discretionary	16.7%

Financials	9.8%

What types of securities contributed positively to the fund's performance?

Throughout the six-month period, OmniVision Technology was a strong performer for the fund. Its stock price rose over 52% during the first quarter of 2003, largely in response to robust demand for their chips that are incorporated into digital still cameras and digital cameras for cell phones. OmniVision continues to capture market share as the world's largest independent supplier of advanced, single-chip complementary metal oxide semiconductor (CMOS) camera solutions.

During the first quarter of 2003, the top individual stock contributor to the fund's performance was eResearch Technology whose stock price increased by more than 60%. The stock was propelled higher by a number of factors with the most significant being the company's announcement in early February that their first quarter and full year earnings would be significantly higher than previous guidance. As a provider of centralized electrocardiographic services and related technology, eResearch is a beneficiary of the trend towards robust and comprehensive linking of clinical research organizations, physicians and patients. Their technology platform enables pharmaceutical, biotechnology and medical device companies to collect, interpret, and distribute cardiac safety and clinical data more efficiently.

What types of securities detracted from the fund's performance?

The fund's performance was impacted by various stock-specific events in the period. In the Healthcare sector, Cholestech Corporation pre-announced disappointing results below consensus expectations for the second quarter of 2003. Lower spending levels and general cost-cutting efforts by pharmaceutical companies are having a negative effect on Cholestech's operations.

During the first quarter of 2003, Central Parking Corporation detracted most from performance when its stock price declined by nearly 47% after quarterly earnings were reported below investor expectations and previous management guidance. The resignation of the third CFO in three years, concerns about accounting systems, weak economic conditions and harsher than normal winter weather were some contributing factors behind the stock's sell-off. Central Parking Corporation is the leading provider of parking and transportation-related services throughout North America, South America, Europe and Asia.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS

(as a percentage of 3/31/2003 net assets)

Biosite, Inc.	1.5%

J2 Global Communications, Inc.	1.3%

Station Casinos, Inc.	1.3%

United Therapeutics Corp.	1.3%

United Online, Inc.	1.3%

FLIR Systems, Inc.	1.3%

eResearch Technology, Inc.	1.2%

MEMC Electronic Materials, Inc.	1.2%

Immucor Corp.	1.2%

Western Digital Corp.	1.2%

What is your outlook for the next six months?

We think asymmetric payoffs to corporate earnings and guidance surprises will continue to characterize the market environment. In other words, the price impact of a disappointment will far outweigh the price impact of a positive surprise. We believe a lot depends on the earnings and revenue guidance that will be released over the next couple of weeks. Our relative performance in the second quarter will be determined largely by our ability to minimize negative earnings and revenue guidance events. We also think that while investors have already endured the majority of surprises in terms of accounting irregularities and SEC investigations, additional stock price volatility associated with analyst comments about 10-K filings and pension expense revelations may continue.

We are fully invested and continue to be most concerned about sharp market rallies that could result in underperformance versus the benchmark. Despite our concerns about being left behind, our stock selection discipline is still pointing us in the direction of growth stocks that should do reasonably well in a weaker-than-expected economic and stock market environment. For example, we believe that the Healthcare sector is likely to be a fruitful area of emphasis for investors in 2003. After many years of news releases about promising research, commercially viable products and therapies are now becoming a reality, and we expect Biotech stocks will grab the headlines a little more frequently in 2003 than they did in 2002.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002	2001[2]	2001	2000[3]
CLASS A
Net asset value, beginning of period	$7.57	$9.83	$11.25	$15.67	$13.97
Income from investment operations
Net investment loss	-0.04	-0.06	-0.01	-0.05	-0.04
Net realized and unrealized gains or losses on securities and futures transactions	0.33	-2.20	-1.41	-2.79	3.93
Total from investment operations	0.29	-2.26	-1.42	-2.84	3.89
Distributions to shareholders from
Net realized gains	0	0	0	-1.58	-2.19
Net asset value, end of period	$7.86	$7.57	$9.83	$11.25	$15.67
Total return[4]	3.83%	-22.99%	-12.62%	-20.00%	31.20%
Ratios and supplemental data
Net assets, end of period (thousands)	$28,118	$26,727	$30,425	$34,927	$35,390
Ratios to average net assets
Expenses[5]	1.48%[6]	1.26%	1.24%[6]	1.24%	1.31%[6]
Net investment loss	-0.90%[6]	-0.61%	-0.37%[6]	-0.47%	-0.61%[6]
Portfolio turnover rate	62%	164%	25%	178%	172%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from August 30, 1999 (commencement of class operations), to June 30, 2000.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002	2001[2]	2001	2000[3]
CLASS B
Net asset value, beginning of period	$7.40	$9.67	$11.09	$15.59	$13.97
Income from investment operations
Net investment loss	-0.06	-0.15	-0.03	-0.12	-0.08
Net realized and unrealized gains or losses on securities and futures transactions	0.32	-2.12	-1.39	-2.80	3.89
Total from investment operations	0.26	-2.27	-1.42	-2.92	3.81
Distributions to shareholders from
Net realized gains	0	0	0	-1.58	-2.19
Net asset value, end of period	$7.66	$7.40	$9.67	$11.09	$15.59
Total return[4]	3.51%	-23.47%	-12.80%	-20.67%	30.54%
Ratios and supplemental data
Net assets, end of period (thousands)	$26,163	$28,404	$40,477	$46,795	$40,898
Ratios to average net assets
Expenses[5]	2.22%[6]	2.01%	1.99%[6]	1.99%	2.06%[6]
Net investment loss	-1.65%[6]	-1.35%	-1.12%[6]	-1.21%	-1.36%[6]
Portfolio turnover rate	62%	164%	25%	178%	172%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from August 30,1999 (commencement of class operations), to June 30, 2000.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002	2001[2]	2001	2000[3]
CLASS C
Net asset value, beginning of period	$7.40	$9.67	$11.09	$15.59	$13.97
Income from investment operations
Net investment loss	-0.06	-0.16	-0.03	-0.14	-0.09
Net realized and unrealized gains or losses on securities and futures transactions	0.31	-2.11	-1.39	-2.78	3.90
Total from investment operations	0.25	-2.27	-1.42	-2.92	3.81
Distributions to shareholders from
Net realized gains	0	0	0	-1.58	-2.19
Net asset value, end of period	$7.65	$7.40	$9.67	$11.09	$15.59
Total return[4]	3.38%	-23.47%	-12.80%	-20.67%	30.53%
Ratios and supplemental data
Net assets, end of period (thousands)	$13,087	$13,982	$20,208	$23,510	$25,769
Ratios to average net assets
Expenses[5]	2.22%[6]	2.01%	1.98%[6]	1.99%	2.06%[6]
Net investment loss	-1.65%[6]	-1.36%	-1.12%[6]	-1.23%	-1.36%[6]
Portfolio turnover rate	62%	164%	25%	178%	172%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  For the period from August 30, 1999 (commencement of class operations), to June 30, 2000.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002	2001[2]	2001	2000	1999[3]	1998
CLASS I
Net asset value, beginning of period	$7.74	$10.02	$11.46	$15.92	$14.20	$11.25	$11.27
Income from investment operations
Net investment loss	-0.03	-0.04	-0.01	-0.03	-0.05	-0.02	-0.05
Net realized and unrealized gains or losses on securities and futures transactions	0.34	-2.24	-1.43	-2.85	3.96	4.15	1.52
Total from investment operations	0.31	-2.28	-1.44	-2.88	3.91	4.13	1.47
Distributions to shareholders from
Net realized gains	0	0	0	-1.58	-2.19	-1.18	-1.49
Net asset value, end of period	$8.05	$7.74	$10.02	$11.46	$15.92	$14.20	$11.25
Total return	4.01%	-22.75%	-12.57%	-19.92%	30.89%	42.02%	14.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$191,265	$214,871	$251,463	$264,723	$192,146	$116,966	$73,981
Ratios to average net assets
Expenses[4]	1.22%[5]	1.01%	0.99%[5]	0.99%	1.05%	1.06%	1.10%
Net investment loss	-0.65%[5]	-0.36%	-0.13%[5]	-0.22%	-0.35%	-0.36%	-0.48%
Portfolio turnover rate	62%	164%	25%	178%	172%	99%	62%

1.  Net investment loss per share is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  On July 24,1998, the assets and certain liabilities of CoreFund Special Equity Fund ("CoreFund") were acquired by Evergreen Special Equity Fund ("Special Equity"). Shareholders of CoreFund Class Y became owners of that number of shares of Special Equity Fund, Class I, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilites and its operating results for the periods prior to July 27, 1998 have been carried forward.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended March 31, 2003 (unaudited)[1]
		Year Ended September 30,		Year Ended June 30,
		2002	2001[2]	2001	2000	1999[3]	1998
CLASS IS
Net asset value, beginning of period	$7.59	$9.84	$11.27	$15.70	$14.05	$11.18	$11.25
Income from investment operations
Net investment loss	-0.04	-0.07	0	-0.05	-0.10	-0.06	-0.10
Net realized and unrealized gains or losses on securities and futures transactions	0.33	-2.18	-1.43	-2.80	3.94	4.11	1.52
Total from investment operations	0.29	-2.25	-1.43	-2.85	3.84	4.05	1.42
Distributions to shareholders from
Net realized gains	0	0	0	-1.58	-2.19	-1.18	-1.49
Net asset value, end of period	$7.88	$7.59	$9.84	$11.27	$15.70	$14.05	$11.18
Total return	3.82%	-22.87%	-12.69%	-20.02%	30.70%	41.55%	13.78%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,161	$3,107	$4,680	$5,349	$7,835	$4,043	$2,981
Ratios to average net assets
Expenses[4]	1.46%[5]	1.26%	1.23%[5]	1.24%	1.30%	1.31%	1.35%
Net investment loss	-0.89%[5]	-0.60%	-0.37%[5]	-0.48%	-0.61%	-0.61%	-0.73%
Portfolio turnover rate	62%	164%	25%	178%	172%	99%	62%

1.  Net investment loss is based on average shares outstanding during the period.

2.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.

3.  On July 24, 1998, the assets and certain liabilities of CoreFund Special Equity Fund ("CoreFund") were acquired by Evergreen Special Equity Fund ("Special Equity"). Shareholders of CoreFund Class A and Class B became owners of that number of shares of Special Equity Fund, Class IS, having an aggregate net asset value equal to the aggregate net asset value of their shares of CoreFund immediately prior to the close of business on July 24, 1998. CoreFund is the accounting survivor. Its basis of accounting for assets and liabilities and its operating results for the periods prior to July 27, 1998 have been carried forward.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 106.3%
CONSUMER DISCRETIONARY 16.7%
Auto Components 1.7%
Advance Auto Parts, Inc. *(p)	56,462	$ 2,611,367
American Axle & Manufacturing Holdings, Inc. *	45,380	954,795
CSK Auto Corp. *(p)	113,385	1,031,804
4,597,966
Hotels, Restaurants & Leisure 4.0%
Boyd Gaming Corp. *	185,958	2,370,965
GTECH Holdings Corp. *(p)	85,653	2,797,427
Isle of Capri Casinos, Inc. *(p)	149,752	1,747,606
Station Casinos, Inc. *(p)	164,176	3,465,755
10,381,753
Household Durables 0.4%
Matthews International Corp., Class A	47,503	1,100,169
Leisure Equipment & Products 0.5%
SCP Pool Corp. *(p)	42,398	1,259,645
Media 1.3%
Cumulus Media, Inc., Class A *	77,761	1,132,200
Emmis Broadcasting Corp., Class A *	61,032	1,030,220
Getty Images, Inc. *	43,126	1,184,240
3,346,660
Specialty Retail 6.1%
Blue Rhino Corp. *(p)	55,502	566,675
Bombay Company, Inc. *	112,262	611,828
Chico's FAS, Inc. *(p)	59,114	1,182,280
Dollar Thrifty Automotive Group *(p)	74,916	1,247,351
Hollywood Entertainment Corp. *	59,578	955,631
Jo-Ann Stores, Inc., Class A *(p)	51,567	1,031,340
Jos. A. Bank Clothiers, Inc. *(p)	97,398	2,378,459
Rent-A-Center, Inc. *	51,029	2,791,797
Sharper Image Corp. *(p)	63,807	1,149,164
Tractor Supply Co. *(p)	57,917	1,912,419
Urban Outfitters, Inc. *(p)	45,800	1,030,500
West Marine, Inc. *(p)	68,862	1,153,439
16,010,883
Textiles & Apparel 2.7%
Fossil, Inc. *(p)	65,408	1,126,326
Quiksilver, Inc. *(p)	90,894	2,783,174
Reebok International, Ltd. *(p)	75,152	2,468,743
Timberland Co., Class A *(p)	14,272	596,713
6,974,956
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES 1.4%
Food Products 1.4%
Dean Foods Co. *(p)	33,585	$ 1,441,133
J & J Snack Foods Corp. *(p)	19,350	586,692
Peets Coffee & Tea, Inc. *(p)	104,340	1,729,957
3,757,782
ENERGY 6.8%
Energy Equipment & Services 2.1%
FMC Technologies, Inc. *	110,298	2,117,722
Oceaneering International, Inc. *(p)	65,138	1,423,265
Oil States International, Inc. *	169,097	2,029,164
5,570,151
Oil & Gas 4.7%
Denbury Resources, Inc. *	145,539	1,576,187
Headwaters, Inc. *(p)	79,460	1,116,413
Houston Exploration Co. *	39,800	1,074,600
Newfield Exploration Co. *	68,439	2,319,398
Patina Oil & Gas Corp.	57,924	1,905,699
Pogo Producing Co. (p)	76,119	3,027,253
St. Mary Land & Exploration Co. (p)	48,824	1,223,041
12,242,591
FINANCIALS 9.8%
Banks 5.8%
Alabama National BanCorp. (p)	68,581	2,811,821
BankUnited Financial Corp. *(p)	82,755	1,460,626
East West Bancorp, Inc.	81,396	2,511,067
ITLA Capital Corp. *	40,942	1,353,133
New York Community Bancorp, Inc. (p)	47,642	1,419,732
PrivateBancorp, Inc. (p)	67,587	1,532,197
Staten Island Bancorp, Inc. (p)	78,848	1,176,412
UCBH Holdings, Inc. (p)	64,286	2,827,298
15,092,286
Diversified Financials 1.7%
Cash America International, Inc.	216,110	2,048,723
Friedman Billings Ramsey Group, Class A (p)	249,396	2,257,034
4,305,757
Insurance 0.6%
Hilb, Rogal & Hamilton Co. (p)	51,654	1,613,671
Real Estate 1.7%
Hawthorne Financial Corp. *	62,627	1,851,254
Impac Mortgage Holdings, Inc. (p)	206,053	2,676,628
4,527,882
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE 16.9%
Biotechnology 3.7%
Charles River Laboratories International, Inc. *(p)	82,988	$ 2,117,854
Connetics Corp. *	109,342	1,831,479
Trimeris, Inc. *(p)	56,456	2,324,858
United Therapeutics Corp. *(p)	198,393	3,420,295
9,694,486
Health Care Equipment & Supplies 7.5%
Bio-Rad Laboratories, Inc., Class A *(p)	84,349	3,015,477
Biosite, Inc. *(p)	100,793	3,871,459
Cooper Companies, Inc. (p)	44,421	1,328,188
IGEN International *(p)	27,614	977,259
Immucor Corp. *(p)	142,139	3,132,743
Inamed Corp. *(p)	53,408	1,910,404
Orasure Technologies, Inc. *(p)	172,844	1,009,409
Polymedica Corp. (p)	56,737	1,727,642
Varian Medical Systems, Inc. *	46,832	2,525,650
19,498,231
Health Care Providers & Services 4.0%
Accredo Health, Inc. *	44,009	1,071,135
Cobalt Corp. *(p)	126,365	1,825,974
Coventry Health Care, Inc. *	81,258	2,673,388
Hanger Orthopedic Group *(p)	151,562	1,732,354
Mid Atlantic Medical Services, Inc. *(p)	76,090	3,085,450
10,388,301
Pharmaceuticals 1.7%
American Pharmaceutical Partners, Inc. *(p)	113,327	2,170,212
Amylin Pharmaceuticals, Inc. *(p)	135,033	2,187,534
4,357,746
INDUSTRIALS 19.3%
Aerospace & Defense 3.7%
Alliant Techsystems, Inc. *(p)	49,475	2,672,145
Aviall, Inc. *(p)	286,580	2,218,129
Engineered Support Systems, Inc.	46,954	1,838,249
Moog, Inc., Class A *	62,791	1,921,404
Precision Castparts Corp. (p)	44,619	1,063,271
9,713,198
Building Products 2.1%
Aaon, Inc. *(p)	188,374	2,392,350
Steel Dynamics, Inc. *(p)	88,112	1,026,505
Trex Co., Inc. *	63,171	2,039,160
5,458,015
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Commercial Services & Supplies 8.5%
Arbitron, Inc. *(p)	74,132	$ 2,349,984
Banta Corp.	57,842	1,705,182
Corrections Corporation of America *	52,506	916,755
Espeed, Inc., Class A *	136,761	1,590,530
FTI Consulting, Inc. *(p)	62,758	2,900,675
Global Imaging Systems, Inc. *(p)	155,025	2,867,963
Kroll, Inc. *	85,131	1,822,655
Labor Ready, Inc. *(p)	379,537	2,163,361
Startek, Inc. *	20,970	479,165
Stericycle, Inc. *(p)	75,309	2,830,865
Waste Connections, Inc. *(p)	74,474	2,569,353
22,196,488
Electrical Equipment 1.6%
Genlyte Group, Inc. *	62,779	2,076,102
Signal Technology Corp. *	192,870	2,119,641
4,195,743
Machinery 1.9%
Briggs & Stratton Corp.	70,168	2,725,325
Cascade Corp.	75,809	1,091,650
Esterline Technologies Corp. *(p)	69,583	1,176,648
4,993,623
Road & Rail 1.5%
Covenant Transport, Inc., Class A *	79,334	1,347,884
Genesee & Wyoming, Inc., Class A *(p)	43,536	674,808
P.A.M. Transportation Services, Inc. *	78,919	1,726,748
3,749,440
INFORMATION TECHNOLOGY 29.5%
Communications Equipment 5.7%
Advanced Fibre Communications, Inc. *	177,071	2,680,855
CCC Information Services Group, Inc. *(p)	140,567	2,274,374
Emulex Corp. *(p)	139,575	2,672,861
Foundry Networks, Inc. *(p)	264,164	2,123,878
Inter-Tel, Inc. (p)	131,375	1,971,939
Interdigital Commerce Corp. *(p)	133,140	3,013,358
14,737,265
Computers & Peripherals 4.4%
Cray, Inc. *	321,107	2,125,728
Imation Corp. *	61,909	2,304,253
Neoware Systems, Inc. *(p)	173,730	2,173,362
Pinnacle Systems, Inc. *(p)	178,460	1,857,769
Western Digital Corp. *(p)	344,342	3,119,739
11,580,851
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment & Instruments 6.7%
Benchmark Electronics, Inc. *(p)	69,036	$ 1,955,790
FLIR Systems, Inc. *(p)	69,193	3,280,440
Invision Technologies, Inc. *(p)	107,584	2,417,413
OSI Systems, Inc. *(p)	154,390	2,440,906
Sandisk Corp. *(p)	171,821	2,890,029
Sypris Solutions, Inc. (p)	112,096	883,316
Teledyne Technologies, Inc. *	185,212	2,344,784
Varian, Inc. *	39,485	1,131,640
17,344,318
Energy Equipment & Services 0.3%
Lexar Media, Inc. *	215,007	705,223
Internet Software & Services 3.4%
J2 Global Communications, Inc. *(p)	122,726	3,496,464
United Online, Inc. *(p)	196,895	3,394,470
Websense, Inc. *(p)	126,492	1,855,637
8,746,571
IT Consulting & Services 3.6%
Alliance Data Systems Corp. *(p)	142,480	2,422,160
Compucom Systems, Inc. *(p)	163,566	572,481
eResearch Technology, Inc. *(p)	119,499	3,207,353
Fidelity National Information Solutions, Inc. *(p)	110,541	1,963,319
Mantech International Corp., Class A *(p)	90,029	1,334,140
9,499,453
Semiconductor Equipment & Products 4.0%
Integrated Circuit System, Inc. *(p)	61,294	1,330,080
MEMC Electronic Materials, Inc. *(p)	280,206	3,152,317
Omnivision Technologies, Inc. *(p)	126,008	2,610,886
Siliconix, Inc. *	49,638	1,181,384
White Electronic Designs Corp. *(p)	160,005	1,084,834
Zoran Corp. *(p)	92,602	1,195,492
10,554,993
Software 1.4%
ANSYS, Inc. *(p)	60,113	1,439,706
Scansoft, Inc. *(p)	503,469	2,265,611
3,705,317
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
MATERIALS 3.3%
Chemicals 2.9%
Airgas, Inc. *(p)	74,405	$ 1,377,237
MacDermid, Inc. (p)	100,273	2,050,583
Methanex Corp.	200,678	1,866,305
Octel Corp.	54,728	793,009
Scotts Co., Class A *	25,518	1,321,832
7,408,966
Containers & Packaging 0.4%
Pactiv Corp. *	56,095	1,138,729
TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 0.9%
Level 3 Communications, Inc. *(p)	471,525	2,433,069
Wireless Telecommunications Services 1.7%
Boston Communications Group *(p)	163,403	2,558,891
Nextel Partners, Inc., Class A *(p)	347,652	1,752,165
4,311,056
Total Common Stocks		277,193,234
SHORT-TERM INVESTMENTS 32.5%
MUTUAL FUND SHARES 32.5%
Evergreen Institutional Money Market Fund (o)	2,724,841	2,724,841
Navigator Prime Portfolio (pp)	82,017,112	82,017,112
Total Short-Term Investments		84,741,953
Total Investments (cost $345,772,195) 138.8%		361,935,187
Other Assets and Liabilities (38.8%)		(101,140,871)
Net Assets 100.0%		$ 260,794,316

*	Non-income producing security
(p)	All or a portion of this security is on loan
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 345,772,195
Net unrealized gains on securities	16,162,992

Market value of securities	361,935,187
Receivable for securities sold	482,784
Receivable for Fund shares sold	243,574
Receivable for securities lending income	17,937
Dividends and interest receivable	147,153
Prepaid expenses and other assets	39,928

Total assets	362,866,563

Liabilities
Payable for securities purchased	1,110,536
Payable for Fund shares redeemed	18,914,038
Payable for securities on loan	82,017,112
Advisory fee payable	7,114
Distribution Plan expenses payable	1,337
Due to other related parties	773
Accrued expenses and other liabilities	21,337

Total liabilities	102,072,247

Net assets	$ 260,794,316

Net assets represented by
Paid-in capital	$ 435,047,400
Undistributed net investment loss	(1,188,509)
Accumulated net realized losses on securities	(189,227,567)
Net unrealized gains on securities	16,162,992

Total net assets	$ 260,794,316

Net assets consists of
Class A	$ 28,118,199
Class B	26,163,370
Class C	13,086,882
Class I	191,264,550
Class IS	2,161,315

Total net assets	$ 260,794,316

Shares outstanding
Class A	3,575,418
Class B	3,416,531
Class C	1,709,671
Class I	23,748,803
Class IS	274,168

Net asset value per share
Class A	$ 7.86
Class A -- Offering price (based on sales charge of 5.75%)	$ 8.34
Class B	$ 7.66
Class C	$ 7.65
Class C -- Offering price (based on sales charge of 1.00%)	$ 7.73
Class I	$ 8.05
Class IS	$ 7.88

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $10,067)	$ 576,570
Securities lending income	251,393

Total investment income	827,963

Expenses
Advisory fee	1,330,246
Distribution Plan expenses
Class A	35,183
Class B	140,819
Class C	69,817
Class IS	3,073
Administrative services fee	144,592
Transfer agent fee	326,937
Trustees' fees and expenses	3,716
Printing and postage expenses	24,879
Custodian fee	35,362
Registration and filing fees	27,049
Professional fees	10,500
Other	1,621

Total expenses	2,153,794
Less: Expense reductions	(1,903)
Fee waivers	(139,052)

Net expenses	2,012,839

Net investment loss	(1,184,876)

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(37,356,912)
Net change in unrealized gains or losses on securities	50,154,279

Net realized and unrealized gains or losses on securities	12,797,367

Net increase in net assets resulting from operations	$ 11,612,491

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended		Year Ended
	March 31, 2003 (unaudited)		September 30, 2002

Operations
Net investment loss		$ (1,184,876)		$ (1,986,549)
Net realized losses on securities		(37,356,912)		(59,695,071)
Net change in unrealized gains or losses on securities		50,154,279		(23,806,958)

Net increase (decrease) in net assets resulting from operations		11,612,491		(85,488,578)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,272,602	10,082,643	1,843,641	18,325,822
Class B	111,866	870,123	731,135	7,315,825
Class C	116,862	916,165	540,108	5,526,754
Class I	2,272,601	18,333,408	10,000,857	101,408,783
Class IS	46,730	362,507	147,036	1,536,225

		30,564,846		134,113,409

Automatic conversion of Class B shares to Class A shares
Class A	28,449	268,865	96,230	1,003,615
Class B	(29,115)	(268,865)	(98,143)	(1,003,615)

		0		0

Payment for shares redeemed
Class A	(1,254,676)	(9,886,949)	(1,507,204)	(14,676,381)
Class B	(505,698)	(3,780,533)	(979,147)	(9,129,150)
Class C	(297,784)	(2,280,072)	(739,544)	(6,928,044)
Class I	(6,279,659)	(51,098,943)	(7,343,079)	(75,863,474)
Class IS	(182,171)	(1,428,073)	(212,971)	(2,189,728)

		(68,474,570)		(108,786,777)

Net increase (decrease) in net assets resulting from capital share transactions		(37,909,724)		25,326,632

Total decrease in net assets		(26,297,233)		(60,161,946)
Net assets
Beginning of period		287,091,549		347,253,495

End of period		$ 260,794,316		$ 287,091,549

Undistributed net investment loss		$ (1,188,509)		$ (3,633)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Special Equity Fund (the "Fund") is a diversified series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, Institutional ("Class I") and Institutional Service ("Class IS") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.92% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the six months ended March 31, 2003, the investment advisor waived its fees in the amount of $139,052 which represents 0.10% of the Fund's average daily net assets. Total amounts subject to recoupment as of March 31, 2003 were $30,566.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the six months ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.23% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended March 31, 2003, the Fund paid brokerage commissions of $9,008 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares and 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $176,276,003 and $192,079,696, respectively, for the six months ended March 31, 2003.

The Fund loaned securities during the six months ended March 31, 2003, to certain brokers. At March 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $77,573,281 and $82,017,112, respectively.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $345,772,195. The gross unrealized appreciation and depreciation on securities based on tax cost was $32,714,565 and $16,551,573, respectively, with a net unrealized appreciation of $16,162,992.

As of September 30, 2002, the Fund had $98,864,805 in capital loss carryovers for federal income tax purposes with $91,355,348 expiring in 2009 and $7,509,457 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. At September 30, 2002, the Fund incurred and elected to defer post-October losses of $51,262,007.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Funds to borrow from, or lend money to, other participating funds. During the six months ended March 31, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,903, which combined represents 0.00% of its average daily net assets.

8. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended March 30, 2003, the Fund had no borrowings under this agreement.

10. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566388   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034